UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 4, 2015

BLACKROCK CAPITAL INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	814-00712	20-2725151
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification Number)

40 East 52nd Street

New York, NY 10022

(Address of principal executive offices)

(212) 810-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 4, 2015, BlackRock Capital Investment Corporation (the “Registrant”) issued a press release announcing its financial results for the third quarter ended September 30, 2015. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 4, 2015, Matthew J. Fitzgerald announced that he will be stepping down as Chief Compliance Officer of the Registrant, effective immediately, and the Board of Directors of the Registrant appointed Charles C.S. Park as the new Chief Compliance Officer of the Registrant, effective immediately.

The Board of Directors of the Registrant thanks Mr. Fitzgerald for his service and recognizes his hard work and dedication during that period.

Mr. Park is the Chief Compliance Officer to BlackRock’s U.S. Mutual Funds (since 2014), Closed-End Funds (since 2014), and iShares Exchange-Traded Funds (since 2006) (the “Funds”) and the Funds’ registered investment advisers, BlackRock Advisors, LLC and BlackRock Fund Advisors. Mr. Park became a Managing Director of BlackRock following the merger of Barclays Global Investors (“BGI”) with BlackRock in 2009 (the “Merger”). Prior to the Merger, from 2006, he served as Chief Compliance Officer to BGI’s Mutual Funds and iShares Exchange-Traded Funds and their registered investment adviser, Barclays Global Fund Advisors. Prior to joining BGI, Mr. Park was employed by American Century Investments where he served as Chief Compliance Officer from 2004 to 2006 and as Counsel from 1995 to 2004.

Mr. Park earned a B.A. in Economics and a Juris Doctor from the University of Michigan, Ann Arbor.

ITEM 7.01.	REGULATION FD DISCLOSURE.

The Registrant issued a press release, filed herewith as Exhibit 99.1, and by this reference incorporated herein, on November 4, 2015 announcing the declaration of a quarterly distribution of $0.21 per share. The distribution is payable on January 7, 2016 to stockholders of record as of December 24, 2015.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated as of November 4, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK CAPITAL INVESTMENT CORPORATION

Date: November 4, 2015	By:	/s/ Donna M. Milia
		Name:	Donna M. Milia
		Title:	Interim Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated as of November 4, 2015